Derivatives, Hedges, Financial Instruments and Carbon Credits	12 Months Ended
Dec. 31, 2015
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Derivatives, Hedges, Financial Instruments and Carbon Credits

12.  Derivatives, Hedges, Financial Instruments and Carbon Credits

Periodically, we have three classes of contracts that are accounted for on a fair value basis, which are commodities futures/forward contracts (“commodities contracts”), foreign exchange contracts and interest rate contracts as discussed below.  All of these contracts are used as economic hedges for risk management purposes but are not designated as hedging instruments.  In addition as discussed below, we are issued climate reserve tonnes (“carbon credits”), of which a certain portion of the carbon credits are to be sold and the proceeds given to Covestro.  The assets for carbon credits are accounted for on a fair value basis as discussed below.  Also, the contractual obligations to give the related proceeds to Covestro are accounted for on a fair value basis (as discussed below) unless we enter into a firm sales commitment to sell the carbon credits as discussed in Note 1 – Summary of Significant Accounting Policies.  In addition, certain embedded features (“embedded derivative”) included in the Series E Redeemable Preferred required bifurcation and are discussed Note 13.  The valuations of these assets and liabilities were determined based on quoted market prices or, in instances where market quotes are not available, other valuation techniques or models used to estimate fair values.

12.  Derivatives, Hedges, Financial Instruments and Carbon Credits (continued)

The valuations of contracts classified as Level 1 are based on quoted prices in active markets for identical contracts.  The valuations of contracts classified as Level 2 are based on quoted prices for similar contracts and valuation inputs other than quoted prices that are observable for these contracts.  At December 31, 2015 and 2014, the valuations of contracts classified as Level 2 related to certain futures/forward natural gas contracts, a foreign exchange contract, an interest rate swap contract and an embedded derivative.  For the natural gas contracts, these contracts are valued using the prices pursuant to the terms of the contracts and using market information for futures/forward natural gas prices.  At December 31, 2015, the valuation inputs included the contractual weighted-average cost of $2.35 per MMBtu and the estimated weighted-average market value of $2.35 per MMBtu.

For foreign exchange contracts, these contracts are valued using the foreign currency exchange rates pursuant to the terms of the contract and using market information for foreign currency exchange rates. The valuation inputs included the total contractual exchange rate of 1.12 and the total estimated market exchange rate of 1.09 (U.S. Dollar/Euro). For interest rate swap contracts, we utilize valuation software and market data from a third-party provider. These contracts are valued using a discounted cash flow model that calculates the present value of future cash flows pursuant to the terms of the contracts and using market information for forward interest-rate yield curves.  At December 31, 2015, the valuation inputs included the contractual weighted-average pay rate of 3.23% and the estimated market weighted-average receive rate of 0.61%.  For the embedded derivative, the derivative is valued using the underlying number of shares as defined in the terms of the Series E Redeemable Preferred and the market price of our common stock.  At December 31, 2015, the valuation inputs included the market price of our common stock, which was $7.25 per share.  No valuation input adjustments were considered necessary relating to nonperformance risk for the contracts as discussed above.

The valuations of assets and liabilities classified as Level 3 are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  At December 31, 2015 and 2014, the valuations ($2.35 and $2.50 per carbon credit, respectively) of the carbon credits and the contractual obligations associated with these carbon credits are classified as Level 3 and are based on the most recent sales transaction and reevaluated for market changes, if any, and on the range of ask/bid prices obtained from a broker adjusted for minimal market volume activity, respectively.  The valuations are using undiscounted cash flows based on management’s assumption that the carbon credits would be sold and the associated contractual obligations would be extinguished in the near term.  In addition, no valuation input adjustments were considered necessary relating to nonperformance risk for the carbon credits or the associated contractual obligations.

Commodities Contracts

Raw materials for use in our manufacturing processes include natural gas and platinum.  As part of our raw material price risk management, we periodically enter into futures/forward contracts for these materials, which contracts may be required to be accounted for on a mark-to-market basis.  At December 31, 2015, our futures/forward natural gas contracts included 1,820,000 MMBtu of natural gas, extend through December 2016 (includes contractual costs indexed to future NYMEX prices) at a weighted-average cost of $2.35 per MMBtu.  At December 31, 2014, our futures/forward natural gas contracts (accounted for on a mark-to-market basis) included approximately 8,279,000 MMBtu of natural gas, extend through June 2016 at a weighted-average cost of $3.24 per MMBtu.  At December 31, 2015, we did not have any futures/forward platinum contracts.  At December 31, 2014, our futures/forward platinum contracts included 3,000 ounces of platinum, extended through April 2015 at a weighted-average cost of $1,224.26 per ounce.  The cash flows relating to these contracts are included in cash flows from continuing operating activities.

Foreign Exchange Contracts

One of our subsidiaries purchases industrial machinery and related components from vendors outside of the United States.  As part of our foreign currency risk management, we periodically enter into foreign exchange contracts, which set the U.S. Dollar/Euro exchange rates.  At December 31, 2015, our foreign exchange contract was for the receipt of approximately 280,000 Euros through February 2017 at the contractual exchange rate of 1.12 (U.S. Dollar/Euro.  At December 31, 2014, our foreign exchange contract was for the receipt of approximately 819,000 Euros through May 2015 at the contractual exchange rate of 1.27 (U.S. Dollar/Euro.  These contracts are free-standing derivatives and are accounted for on a mark-to-market basis.  The cash flows relating to these contracts are included in cash flows from continuing operating activities.

12.  Derivatives, Hedges, Financial Instruments and Carbon Credits (continued)

Interest Rate Contracts

As part of our interest rate risk management, we periodically purchase and/or enter into various interest rate contracts.  In February 2011, we entered into an interest rate swap at no cost, which sets a fixed three-month LIBOR rate of 3.23% on a declining balance (from $23.8 million to $18.8 million) for the period beginning in April 2012 through March 2016.  This contract is a free-standing derivative and is accounted for on a mark-to-market basis.  During each of the three years ended December 31, 2015, no cash flows occurred relating to the purchase or sale of interest rate contracts.  The cash flows associated with the interest rate swap payments are included in cash flows from continuing operating activities.

Carbon Credits and Associated Contractual Obligation

Periodically, we are issued carbon credits by the Climate Action Reserve in relation to a greenhouse gas reduction project (“Project”) performed at the Baytown Facility.  Pursuant to the terms of the agreement with Covestro, a certain portion of the carbon credits are to be used to recover the costs of the Project, and any balance thereafter to be allocated between Covestro and EDN.  We have no obligation to reimburse Covestro for their costs associated with the Project, except through the transfer or sale of the carbon credits when such credits are issued to us.  The assets for carbon credits are accounted for on a fair value basis and the contractual obligations associated with these carbon credits are also accounted for on a fair value basis (unless we enter into a sales commitment to sell the carbon credits).  At December 31, 2015 and 2014, we had approximately 495,000 and 1,112,000 carbon credits, respectively, all of which were subject to contractual obligations.  The cash flows associated with the carbon credits and the associated contractual obligations are included in cash flows from continuing investing activities.

Embedded Derivative

As discussed in Note 13, the Series E Redeemable Preferred included the embedded derivative that required bifurcation.  At December 31, 2015 the fair value of the embedded derivative was based on the equivalent of 456,225 shares of our commons stock at $7.25 per share.

The following details our assets and liabilities associated with continuing operations that are measured at fair value on a recurring basis at December 31, 2015 and 2014:

		Fair Value Measurements at December 31, 2015 Using
Description	Total Fair Value at December 31, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value at December 31, 2014
	(In Thousands)
Assets - Supplies, prepaid items and other:
Commodities contracts (1)	$195	$—	$195	$—	$—
Carbon credits	1,154	—	—	1,154	2,779
Total	$1,349	$—	$195	$1,154	$2,779

Liabilities - Current and noncurrent accrued and other liabilities:
Commodities contracts (1)	$202	$—	$202	$—	$2,169
Contractual obligations - carbon credits	1,154	—	—	1,154	2,779
Embedded derivative	3,308	—	3,308	—	—
Interest rate contracts	126	—	126	—	671
Foreign exchange contracts	6	—	6	—	44
Total	$4,796	$—	$3,642	$1,154	$5,663

(1)

The $195,000 is subject to an agreement that allows net settlement of contracts; however, we have chosen to present the fair values of our commodities contracts under master netting agreements using a gross fair value presentation.

12.  Derivatives, Hedges, Financial Instruments and Carbon Credits (continued)

None of our assets or liabilities measured at fair value on a recurring basis transferred between Level 1 and Level 2 classifications for the periods presented below except for certain futures/forward natural gas contracts (an asset with an estimated fair value of $31,000 at December 31, 2013) that were transferred from Level 1 to Level 2 since a portion of these contracts were expected to be settled on dates that quoted prices were not available. As a result, we are utilizing observable market data other than quoted prices to value these contracts. The classification transfer of the contracts was deemed to occur in the first quarter of 2014.  In addition, the following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	Assets			Liabilities
	2015	2014	2013	2015	2014	2013
	(In Thousands)
Beginning balance	$2,779	$1,284	$91	$(2,779)	$(1,284)	$(91)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Total realized and unrealized gains (losses) included in continuing operating results	2,351	3,089	1,233	(1,447)	(2,799)	(1,233)
Purchases	—	—	—	—	—	—
Issuances	—	—	—	—	—	—
Sales	(3,976)	(1,594)	(40)	—	—	—
Settlements	—	—	—	3,072	1,304	40
Ending balance	$1,154	$2,779	$1,284	$(1,154)	$(2,779)	$(1,284)

Total gains (losses) for the period included in continuing operating results attributed to the change in unrealized gains or losses on assets and liabilities still held at the reporting date	$1,143	$2,110	$1,193	$(1,143)	$(2,110)	$(1,193)

Net gains (losses) included in continuing operating results and the statement of operations classifications are as follows:

	2015	2014	2013
	(In Thousands)
Total net gains (losses) included in continuing operating results:
Cost of sales - Undesignated commodities contracts	$(3,376)	$(947)	$31
Cost of sales - Undesignated foreign exchange contracts	(72)	(49)	—
Other income - Carbon credits	3,663	3,089	1,233
Other expense - Contractual obligations relating to carbon credits	(2,759)	(2,799)	(1,233)
Non-operating other expense - embedded derivative	(520)	—	—
Interest expense - Undesignated interest rate contracts	(47)	(71)	(33)
Total net losses included in continuing operating results	$(3,111)	$(777)	$(2)

12.  Derivatives, Hedges, Financial Instruments and Carbon Credits (continued)

At December 31, 2015 and 2014, we did not have any financial instruments with fair values significantly different from their carrying amounts (which excludes issuance costs, if applicable), except for the 7.75% Senior Secured Notes as shown below.

	2015		2014
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Thousands)
7.75% Senior Secured Notes (1)	$425	$355	$425	$442

(1)	Based on a quoted price of 83.65 at December 31, 2015 and 104 at December 31, 2014.

The Senior Secured Notes valuations are classified as Level 2.  In addition, the valuation of the 12% Senior Secured Notes is also classified as Level 2.  The valuations of our other long-term debt agreements are classified as Level 3 and are based on valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  The fair value measurement of our 12% Senior Secured Notes are valued utilizing the current estimated yield of our 7.75% Senior Secured Notes which have similar terms.  The fair value measurements of our other long-term debt agreements are valued using a discounted cash flow model that calculates the present value of future cash flows pursuant to the terms of the debt agreements and applies estimated current market interest rates.  The estimated current market interest rates are based primarily on interest rates currently being offered on borrowings of similar amounts and terms.  In addition, no valuation input adjustments were considered necessary relating to nonperformance risk for our debt agreements.  The fair value of financial instruments is not indicative of the overall fair value of our assets and liabilities since financial instruments do not include all assets, including intangibles, and all liabilities. Also see discussions concerning certain assets and liabilities initially accounted for on a fair value basis under Note 8 – Asset Retirement Obligations.